Prepaid Expenses and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2018
Prepaid Expenses and Other Current Assets
Schedule of significant components of prepaid expenses and other current assets

(in thousands)	December 31, 2018	December 31, 2017
Prepaid expenses	$48,058	65,159
R&D state tax credit	26,541	22,642
Income taxes receivable	19,362	41,400
Supplies inventory	18,089	17,072
Other	76,305	70,292
Total	$188,355	216,565